Analyst Day March 1, 2006 Helping people and businesses by providing affordable, reliable and convenient payment services Exhibit 99.1

The statements contained in this press release regarding the business of MoneyGram International, Inc. that are not historical facts are forward-looking statements and are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances due to a number of factors, including, but not limited to: (a) loss of key retail agents in our Global Funds Transfer segment; (b) loss of large financial institution customers in our Payment Systems segment; (c) ability to successfully develop and timely introduce new and enhanced products and services, and to protect the intellectual property rights related to our existing and any new or enhanced products and services; (d) litigation or investigations that could result in material settlements, fines or penalties; (e) failure to continue to compete effectively; (f) ability to manage risks relating to U.S. federal and state regulatory requirements that could result in material settlements, fines or penalties, or changes in our business operations; (g) imposition of additional regulatory requirements in any of the foreign countries in which we operate; (h) ability to manage credit and fraud risks from our retail agents; (i) ability to manage credit risk related to our investment portfolio and our use of derivatives; (j) fluctuations in interest rates; (k) material changes in the market value of securities we hold; (l) unexpected liquidity needs; (m) ability to maintain efficient, secure and uninterrupted operation of our computer network systems and data centers; (n) ability to process and settle transactions accurately and efficiently; (o) ability to manage risks associated with our international sales and operations; (p) possible delay or prevention of an acquisition of our company which could inhibit a stockholder's ability to receive a premium on their investment from a possible sale of our company due to provisions contained in our charter documents, our rights plan and Delaware law; and (q) other factors more fully discussed in MoneyGram's filings with the Securities and Exchange Commission. Actual results may differ materially from historical and anticipated results. These forward-looking statements speak only as of the date on which such statements are made, and MoneyGram undertakes no obligation to update such statements to reflect events or circumstances arising after such date. Forward Looking Statements

Welcome/Overview Phil Milne Payment Systems Mary Dutra Investment Portfolio Bill Putney Break Global Funds Transfer Tony Ryan Q & A and Closing Phil Milne Today's Agenda

MoneyGram International, Inc. Our Purpose: Helping people and businesses by providing affordable, reliable and convenient payment services Our Corporate Values: Respect, Courage, Passion, Integrity, Teamwork MoneyGram International Value Proposition Shareholder Value

2005 Financial Highlights Income from continuing operations before tax of $146 million Net income from continuing operations of $112 million Diluted earnings per share from continuing operations of $1.30 Fee revenue to total revenue grew to 62% from 52% in 2002 Re-negotiated our bank credit facility Repurchased 2.3 million shares

Controlled Disbursement PrimeLink Suite Financial Money Orders Products Money Transfer Retail Money Orders Global Funds Transfer Payment Systems Urgent Bill Payment We Operate Two Business Segments

2004 2005 Global Funds Transfer 532 650 Payment Systems 294 322 Segment Financial Performance Revenue 532 294 650 322 2004 2005 Global Funds Transfer 103 125 Payment Systems 27 43 103 122 27 42 Operating Income Global Funds Transfer Payment Systems $ in Millions

Company Highlights Clear strategies for growth Favorable end-market dynamics A leader in payment services solutions and platforms Leverageable platform Long-term contracts Long-term financial goals of double-digit revenue and earnings growth, and return on equity of 16-20% Attractive financial profile; cash flow, margins, minimal debt, diverse and recurring revenues

Payment Systems Mary Dutra Executive Vice President and President Payment Systems

Product Suite

MoneyGram PrimeLink	"Official Checks" – Primary product within Payment Systems. Full service turn-key outsourcing program for a bank's official "Good Funds" check products.
MoneyGram PrimeLink Plus	Web-based check issuance solution combined with local or remote MICR printing technology to create a secure, client-controlled "Good Funds" check on demand.
MoneyGram Money Orders	Money order program tailored to the needs of the Financial Institution
MoneyGram FSMC	Processor of rebate checks and WIC payments

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MoneyGram International

MoneyGram Proprietary & Confidential. © 2006 MoneyGram. All rights reserved.

Customer Profile

MGI Official Check & FI MoneyOrder Nearly 4,300 relationships Over 23,000 "Store Fronts" Present in 1 in every 4 Store Fronts FSMC 300 + customer 59% Rebate/Gift Certificate 41% WIC Market Position Total FI market1 18,000 Financial Institutions 90,000 Locations Total FI: 18,000 MGI Other Payment Systems 0.24 0.76 24% Payment Systems OC and FI Money Order Relationships 1 FDIC and CUNA data

Official Check Customer Mix Market Position < $1M $1M - $10M $10M - $100M > $100M % of Balances 8 35 21 36 $ < $1M 8% $1M - $10M 35% $10M - $100M 21% $ > $100M 36% Quadrant % of Balances (As of 11/05)

The Competition: First Data (IPS) In-House Corporate Credit Unions Data Processors Fulfillment/Marketing Companies Competitive Landscape

Life Cycle of an Official Check Customer of MGI (Bank/CU) Consumer purchases Official Check from financial institution Consumer uses official check for purchase (i.e. new home) Recipient deposits official check Deposit bank presents O.C. to MGI's clearing bank for payment Official Check sales reported to MGI Financial Institution remits funds to MGI MGI Invests Funds MGI pays out official check face amount to clearing bank

What We Do Item Cashed Clearing Issuance Reconcilement Archive Customer Service Escheat Capture/ Transmit/ Fund Life Cycle of an Official Check Item

Benefits We Provide

Increased Control

- Inventory Management
- Complete Audit Trail
- Internet Access
- Acceptability
- Daily Account Reconciliation

"The MoneyGram Official Check Program has saved the credit union valuable staff time and money. Our branch personnel like the flexibility of web or voice access to learn check information quickly. A solid program – I recommend any financial institution to include it in their review."

Addison Avenue CU - Palo Alto, CA

Reduced Risk

- Daily Positive Pay Resolution
- Security Features
- Name Verified Reporting
- Confirmation Control on Stop Pay
- Printer Security Features
- Server/Application Features

"One of the main benefits to outsourcing our Official Check program has been the level of comfort we derive concerning our exposure to fraud. The positive pay reporting provided by MoneyGram lets us know in a very timely manner if there are any exceptions. United Community Banks appreciates the levels of service and protection provided by the MoneyGram Official Check program."

United Community Banks - Blairsville, GA

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MoneyGram International

MoneyGram Proprietary & Confidential. © 2006 MoneyGram. All rights reserved.

Improved Bottom Line Reduced Costs Increased Revenue Eliminate/Reduce: Item Processing Exception Processing Account Reconciliation "MoneyGram and Independent Bankers Bank of Florida help community bankers focus on what's important. Community Banking. Their Official Check program has helped us prevent fraud losses, reduce administrative workload, and increase income while providing consistent high quality customer service." The Jacksonville Bank - Jacksonville, FL Benefits We Provide

Regulatory Commitment SAS70 Compliant BBB Rating Status 1 to 1 Ratio Full Regulatory Compliance on Bank Products Check21

5 Transition from paper to electronic disbursements Image Exchange Evolution Acceptance of SVC and ACH solutions Increased self-servicing of customer base Web based services Increased focus on regulatory compliance and fraud prevention Desire to consolidate provider relationships for end-to-end solutions Preferred low cost routing of Payment Transactions 2 Payment Industry Trends

Provide discernable value in mutually beneficial relationships Expand distribution channels and delivery methods Delivering new payment products & related financial services Key Strategies

Investment Portfolio Bill Putney Executive Vice President and Chief Investment Officer

Objectives Investment Team Portfolio Background Portfolio Highlights Portfolio Characteristics Hedging Investment Portfolio

Portfolio Objectives Provide liquidity for payment services obligations Protect Principal Generate attractive long-term returns

Investment Portfolio In-house Management Team Bill Putney Executive Vice President & Chief Investment Officer Sr. Managing Director Portfolio Manager ABS/MBS Managing Director Portfolio Manager CMBS/Credit Derivatives Director of Analysis Structured Finance Director of Investment Portfolio Risk Management Portfolio Manager In-house Management Team

Portfolio Background Investments are generated from the Official Checks and Money Order products and our Retained Earnings MGI generates investment income from float balances associated with its PrimeLink and Money Order businesses Established business provides for predictable "core" float PrimeLink instruments have an average float duration of 3-5 days and comprise approximately 80% of the float Money Orders have an average float duration of 7-9 days and comprise approximately 20% of the float

'98 '99 '00 '01 '02 '03 '04 '05 Total 2.3 3 3.8 4.9 6.1 7 6.8 6.7 ($ in billions) In late 2002 and 2003 mortgage refinance activity increased balances In 2004, refinance activity declined In 2005, client financial institution consolidation resulted in lower balances Investment Portfolio

Portfolio Highlights The MGI investment portfolio averaged $6.7 billion in 2005 Portfolio is invested in high grade fixed and adjustable rate income securities Weighted average portfolio rating is AA+ Diversified portfolio - credit limit of 1% per name Weighted average effective duration of under 3 years net of hedging activities Multi-faceted portfolio oversight Internal committees (F&I of Board; ALCO) State regulatory bodies

Regulatory Oversight MoneyGram is required to maintain a 1-to-1 relationship between outstanding payment service obligations and market value of securities Permissible investments must have A- or better ratings Detailed quarterly permissible investment reporting to the state regulatory bodies

Investment Portfolio Liquidity Balances fluctuate throughout the month Overnight vs. Long-term investing Portfolio Turnover

MBS 1892 ABS 2230 CORP 121 US Agency/Treasury 362 PREFERRED 50 MUNI 872 CASH 436 CMBS 447 0-1 2008 1-3 1736 3-5 1681 5-7 635 Over 7 137 Pre-Refunded 175 US Agency/Treasury 723 AAA 2549 AA 1182 A 1361 Below A 206 Asset Allocation Effective Duration Distribution Credit Rating Distribution* Asset Average Effective Duration = 2.52 yrs Net Duration Gap = 1.62 yrs Market values as of 12/31/2005 Portfolio Characteristics *Excludes Cash & Cash Equivalent

Hedging Strategies The objective is to maintain spread for PrimeLink and Sale of Receivable Programs Tools Interest Rate Derivatives Adjustable Rate Securities Cash

Interest Rate Sensitivity As of 12/31/05 Down 100 Down 50 Up 50 Up 100 Pre-Tax Income from Continuing Operations $2,900 $1,900 ($3,300) ($5,600) Percent Change 1.8% 1.2% (2.0%) (3.5%) Market Value of Equity $88,700 $48,900 ($57,100) ($124,500) Percent Change 14.5% 8.0% (9.3%) (20.4%)

Global Funds Transfer Segment Tony Ryan Executive Vice President and President Global Funds Transfer

Segment Overview Money Transfer Industry MoneyGram Money Transfer Consumer Payments Consumer Choice Agenda

Segment Overview

Product Overview MoneyGram Money Transfer eMoneyTransfer Multi-Currency Directed Sends Consumer Payments Express Payment Convenience Payments Money Orders Consumer Purchases Prepaid Card

Historical Financials GFT Revenue 2005 growth ? 22.1% Millions CAGR 14.0% $700 $600 $500 $400 $300 2001 2002 2003 2004 2005 GFT Pretax Income 2005 growth ?18.6% Millions CAGR 11.8% $130 $110 $90 $70 2001 2002 2003 2004 2005

Money Transfer Statistics 32.8% 24.8% Volume Revenue 5 Year CAGR's MoneyGram's Increasing Market Share1 Other WU MG Relative Market Share 82 15 3 Market Share1 1Source: Aite

Money Transfer Industry

Money Transfer - Industry Overview 175 million people live outside their country of origin1 USA Russia Germany Ukraine France India Canada Saudi Arabia Australia Pakistan UK Kazakhstan China Ivory Coast Iran Immigrants (In millions) 35 13.3 7.3 6.9 6.3 6.3 5.8 5.3 4.7 4.2 4 3 2.7 2.3 2.3 Host Country 20 8 4 4 4 4 3 3 3 2 2 2 2 1 1 Immigrants (In millions) Percentage of all Immigrants 35.0 13.3 7.3 6.9 6.3 6.3 5.8 5.3 4.7 4.2 4.0 3.0 2.7 2.3 2.3 1Source: International Organization for Migration

Industry Growth CAGR 8% Vast and growing market 1Source: Aite

MG View of Industry Two consumers served in every transaction: Sending Customer Working in host country Low to middle income Strong family ties Receiving Customer Family members remaining in home country Lifetime journey Used for necessities "To help people and businesses by providing affordable, reliable and convenient payment services"

MoneyGram Money Transfer

MoneyGram - Worldwide MoneyGram is one of two global providers of money transfers, serving 170 countries and territories - up from 126 in 1998.

Global Agent Locations Agent locations have grown from 26,000 in 1998 to 89,000 in 2005. CAGR 18%

Agent Locations - by region 28,000 14,000 3,200 5,200 30,000 8,600

MoneyGram Agents

Transaction Economics Fees Fx Commissions Trans Costs Fixed Costs Net Revenue Gross Profit Pretax Income

Global Marketing Send Markets Receive Markets Signage Merchandising Street Teams Media

Corridor Management - UK to Jamaica UK Send Jamaica Receive 172% YOY Growth

Consumer Payments

Consumer Payments Payments to businesses Bill payment / Prepaid top-up In person - guaranteed funds Agent Network Leverages domestic MG network 26,000 agent locations Biller Network 1,500 premier billers Auto/Sub-Prime Cards Mortgage Other Industries General Motors Total Systems GMAC Mortgage Nextel Ford Capital One Wells Fargo Dish Network Honda MBNA (BofA) Centex DirecTV AmeriCredit HFC (HSBC) Wachovia Geico JPM Chase Consumer Payments

Consumer Payments – Beyond ExpressPayment


Payment Urgency
Contact Point
MGI Product
HIGH
LOW
Urgent
($5.95 – $9.95)
Prepaid
($2.00 - $4.95)
On-Time/ Convenience
($0 - $2.00)
In-Person
Internet
In-Person
In-Person
Telephone
Internet
Check Truncation
Express Payment
eMoney Transfer
Express Payment
Express Payment
Convenience Payments
Convenience Payments
Consolidated Online Reporting Tool
Payment Tracker

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MoneyGram International

MoneyGram Proprietary & Confidential. © 2006 MoneyGram. All rights reserved.

Consumer Choice

or Sending Money Receiving Money Channels For Payment Services Contact point Method of Payment Method of Payment Currency Type Retail Cash Internet Card Phone Account Cash/MO at retail Cash at home Account Deposit Card Deposit Local Dollar/Euro Transaction Processing Systems

Keys To Future Growth Provide best value to consumers and tell them about it Deliver new payment products and relevant financial services through our channels Expand our distribution capabilities

Global Funds Transfer Segment Tony Ryan Executive Vice President and President Global Funds Transfer

Q & A 13